                                                                    EXHIBIT 10.1

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE OR SUCH SECURITIES, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$1,000,000.00                   Austin, Texas                       July 7, 2004

         For value received, Westech Capital Corp., a Delaware corporation (the "Company"), hereby promises to pay to Salter Family Partners, Ltd. or registered assigns (the "Holder"), the principal sum of ONE MILLION DOLLARS AND NO CENTS ($1,000,000.00), on the dates specified herein, with interest as specified herein.

         This Note is subject to the following additional provisions, terms and conditions:

ARTICLE 1. DEFINITIONS.

         Section 1.1. Certain Definitions.

         "Applicable Rate" means 10% per annum.

         "Bankruptcy Law" means Title 11, United State Code or any similar federal or state law for the relief of debtors.

         "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in Austin, Texas.

         "Common Stock" means the Company's common stock, $0.001 par value.

         "Conversion Price" means Ten Dollars ($10.00).

         "Default Rate" means 14% per annum.

         "DGCL" means the Delaware General Corporation Law, as amended from time to time.

         "Distribution Event" means any insolvency, bankruptcy, receivership, liquidation, reorganization or similar proceeding (whether voluntary or involuntary) relating to the Company or its property, or any proceeding for voluntary or involuntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy.

         "Holder" has the meaning given to such term in the first paragraph of this Note.

         "Interest Payment Date" means the first day of each calendar quarter.

         "Maturity Date" means December 1, 2005. In the event the Board of Directors of the Company does not designate Preferred Stock, then the maturity date shall be July 1, 2005.

         "Maximum Rate" means the maximum nonusurious interest rate permitted under applicable law.

         "Note" means this Subordinated Convertible Promissory Note made by the Company payable to the Holder, together with all amendments and supplements hereto, all substitutions and replacements herefor, and all renewals, extensions, increases, restatements, modifications, rearrangements and waivers hereof from time to time.

         "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Subsidiary" means Tejas Securities Group, Inc., a wholly-owned subsidiary of the Company.

ARTICLE 2. BASIC TERMS.

         Section 2.1. Principal.

                  (a) Scheduled Repayment. The principal of this Note shall be due and payable on the Maturity Date.

                  (b) Prepayment. The principal and/or interest on this Note may not be prepaid in whole or in part without the prior consent of Holder.

         Section 2.2. Interest.

                  (a) The Company agrees to pay interest in respect of the unpaid principal amount of this Note at a rate per annum equal to the lesser of the Applicable Rate or the Maximum Rate. Notwithstanding the preceding sentence, the Company agrees to pay interest in respect of overdue principal, and, to the extent permitted by law, overdue interest, at a rate per annum equal to the lesser of the Default Rate or the Maximum Rate.

                  (b) Interest on the unpaid principal amount of this Note shall be due and payable (i) on each Interest Payment Date and the Maturity Date, (ii) upon the payment or conversion of any of the principal of this Note,
(iii) at the maturity of this Note (whether by acceleration or otherwise), and
(iv) after maturity (whether by acceleration or otherwise), on demand.

                  (c) All computations of interest, both before and after maturity, shall be made on the basis of a year of 365 days (or 366 days, as applicable) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

         Section 2.3. Payments in General. Whenever any payment to be made under this Note shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension. Each payment received by the Holder shall be applied first to collection expenses, if any, then to the payment of accrued but unpaid interest hereunder, and then to the reduction of the unpaid principal balance hereof.

         Section 2.4. Surrender of Note on Transfer or Conversion. This Note shall, as a condition to transfer, be surrendered to the Company in exchange for a new Note in a principal amount equal to the principal amount remaining unpaid on the surrendered Note, and with the same terms and conditions as this Note. In case the entire principal amount of this Note is prepaid or converted pursuant to Article 4, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

         Section 2.5. No Collateral. This Note is unsecured.

         Section 2.6. Subordination. The Holder's rights to payments hereunder are subordinate to the rights and security interests of First United Bank pursuant to Promissory Note dated February 17, 2004, as amended, modified, revised or restructured from time to time. The Company shall obtain the prior written consent of Holder prior to (i) incurring any indebtedness for borrowed money following the date of this Note or (ii) subordinating this Note to any rights and security interests granted to a bank or other third party institutional lender following the date of this Note. Upon giving such written consent, the Holder agrees to execute all documentation reasonably requested by a bank or other third party institutional lender to subordinate the Holder's rights to payment under this Note.

ARTICLE 3. DEFAULT AND REMEDIES.

         Section 3.1. Events of Default. An "Event of Default" occurs if:

                  (a) the Company defaults in the payment of principal or interest on the Note when the same becomes due and payable and such default continues for 3 days after the Company has received written notice thereof;

                  (b) default by the Company in the punctual performance of any other obligation, covenant, term or provision contained in this Note, and such default shall continue unremedied for a period of 10 days or more following written notice of default by Holder to the Company;

                  (c) the closing price of the Company's publicly traded Common Stock, as reported on a national or regional securities exchange, quotation system, or over-the-counter bulletin board, is less than $2.00 per share for ten (10) consecutive trading days;

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

                  (d) Mark Salter is no longer employed by the Company or the Subsidiary;

                  (e) the net liquidating equity of the Subsidiary held at its clearing organization as of the close of business on the last Business Day of a calendar month is less than Two Million Dollars ($2,000,000); or

                  (f) the Company (i) commences a voluntary case concerning itself under any Bankruptcy Law now or hereafter in effect, or any successor thereof; (ii) is the object of an involuntary case under any Bankruptcy Law; or
(iii) commences any Distribution Event or is the object of an involuntary Distribution Event.

         Section 3.2. Remedies.

                  (a) If an Event of Default (other than an Event of Default under Section 3.1(f)) shall occur, the Holder may declare by notice in writing given to the Company, the entire unpaid principal amount of the Note, together with accrued but unpaid interest thereon, to be immediately due and payable, in which case the Note shall become immediately due and payable, both as to principal and interest, without presentment, demand, default, notice of intent to accelerate and notice of such acceleration, protest or notice of any kind, all of which are hereby expressly waived, anything herein or elsewhere to the contrary notwithstanding; provided, that if the only Event of Default arises under Section 3.1(d) because Mark Salter has died or become disabled, then the Note shall become due and payable, both as to principal and interest, sixty (60) days after receipt of such notice by the Company.

                  (b) If an Event of Default under Section 3.1(f) shall occur and be continuing, the entire unpaid principal amount of the Note, together with accrued but unpaid interest thereon, shall automatically become immediately due and payable, both as to principal and interest, without presentment, demand, default, notice of intent to accelerate and notice of such acceleration, protest or notice of any kind, all of which are hereby expressly waived, anything herein or elsewhere to the contrary notwithstanding.

                  (c) If any Event of Default shall have occurred, the Holder may proceed to protect and enforce their rights either by suit in equity or by action at law, or both.

ARTICLE 4. CONVERSION.

         Section 4.1. Right of Conversion.

                  (a) The Holder shall have the right at any time, to convert, subject to the terms and provisions of this Article 4, the unpaid principal of this Note into a number of fully paid and nonassessable shares of Common Stock equal to (i) the amount of unpaid principal that the Holder elects to convert pursuant to Section 4.2, divided by (ii) the Conversion Price.

                  (b) In the event (i) the Company amends its certificate of incorporation in accordance with the DGCL and its existing certificate of incorporation and bylaws (including but not limited to obtaining approval of the Company's stockholders for such amendment) to authorize the Company to issue shares of preferred stock with such terms as described in (c) below and (ii) the Board of Directors of the Company establishes, in accordance with the DGCL and its amended certificate of incorporation and bylaws, a separate series of the Company's preferred stock with such terms as described in (c) below and for the purpose of enabling the Holder to convert this Note into shares of such preferred stock, then the Holder shall have the right at any time to convert, subject to the terms of this Article 4, the unpaid principal of this Note into a number of fully paid and nonassessable shares of the Company's preferred stock (the terms of which are described in Section 4.1(c) below, the "PREFERRED STOCK") equal to (i) the amount of unpaid principal that the Holder elects to convert pursuant to Section 4.2, divided by (ii) the Conversion Price.

                  (c) The terms of the Preferred Stock shall generally include (i) a 10% cumulative dividend payment requirement, payable on a quarterly basis, (ii) a right of the Company to mandatorily convert the Preferred Stock into Common Stock at the Conversion Price in the event that the Common Stock of the Company trades above $20.00 per share for ten (10) consecutive trading days with a trading volume of at least 25,000 shares for each such trading day, (iii) a liquidation preference over the Common Stock equal to the Conversion Price (as appropriately adjusted for any stock splits, stock dividends or similar events), (iv) a right of the Holder to convert the Preferred Stock into Common Stock on a one-for-one basis, subject to antidilution provisions similar to the antidilution provisions set forth in
Section 4.8, (v) the Preferred Stock shall vote on an as converted basis with the Common Stock on all matters requiring a stockholder vote except where a separate class vote is required pursuant to the terms of the DGCL, and (vi) such other terms as agreed to by the Holder and the Company. Notwithstanding Section 4.1(b), if the Company and the Holder are unable to reasonably agree on the terms of the Preferred Stock, the Note shall not be convertible into Preferred Stock.

         Section 4.2. Mechanics of Exercise. The right of conversion shall be exercised by the surrender of this Note to the Company during usual business hours at its principal place of business accompanied by written notice (a) that the Holder elects to convert all or a portion of the unpaid principal of this Note and such portion being so converted, and (b) specifying the name (with address) in which the certificate for shares is to be issued and, if the certificate is to be issued to a Person other than the Holder, (i) a written instrument of transfer in form reasonably satisfactory to the Company, duly executed by the Holder, together with transfer tax stamps or funds therefor if required pursuant to Section 4.7 and (ii) an opinion of counsel satisfactory to the Company to the effect that registration of such transfer under the Securities Act is not required. Upon surrender for conversion, this Note shall be cancelled and, if less than all of the unpaid principal amount of this Note is to be converted, the Company shall issue a new Note to the Holder in a principal amount equal to the unpaid principal amount of this Note not so converted.

         Section 4.3. Issuance of Shares; Time of Conversion. As promptly as practicable after the surrender, as herein provided, of this Note for conversion, the Company shall deliver or cause to be delivered at the Company's office (or such other location that the Holder reasonably requests in writing) a certificate for the shares of Common Stock or Preferred Stock (as the case may be) issuable in connection with such conversion. To the extent permitted by law, the rights of the Holder as the Holder shall cease as of the date of actual receipt of such stock certificate by the Person entitled to receive the stock certificate, and the Person entitled to receive the stock certificate deliverable upon such conversion shall be treated for all purposes as having become the record holder of the stock represented by such certificate at such time. Notwithstanding delivery of this Note to the Company for conversion, the Holder shall be deemed to continue to hold this Note and shall be entitled to all of the rights hereunder (including interest) until the delivery of such stock certificate to the Person entitled to receive such stock certificate, other than rights arising from any Event of Default that results solely from the expiration of a time period (including the Maturity Date) for so long as the Company is taking all reasonable efforts to provide such stock certificate promptly.

         Section 4.4. No Stockholder Rights. Prior to the issuance of Common Stock or Preferred Stock (as the case may be) upon conversion, the Holder shall not be entitled to any rights of a stockholder with respect to the Common Stock or Preferred Stock, including (without limitation) the right to vote such stock, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and the Holder shall not, by virtue of holding this Note, be entitled to any notice or other communication concerning the business or affairs of the Company.

         Section 4.5. Shares to be Reserved. Prior to the time this Note is repaid in full or is converted pursuant to the terms hereof, the Company covenants that it will reserve and keep available out of its authorized but unissued Common Stock or Preferred Stock (as the case may be), free from preemptive rights, solely for the purpose of issuance upon conversion of this Note as herein provided, such number of shares of Common Stock or Preferred Stock (as the case may be) as shall then be issuable upon the conversion of all principal on this Note. The Company covenants that all Common Stock or Preferred Stock (as the case may be) which shall be so issuable shall, when issued, be duly and validly issued and fully paid and nonassessable and shall be free of any liens, encumbrances, or restrictions on transfer (other than those created by applicable state and/or federal securities law).

         From and after the date of this Note, the Company shall take all necessary or desirable actions within its control, including without limitation calling board and stockholder meetings, sending appropriate notices and proxy materials for such meetings and actively soliciting proxies, in order to amend its certificate of incorporation in accordance with the DGCL and its certificate of incorporation and bylaws (including but not limited to obtaining the approval of the Company's stockholders for such amendment) to authorize the Company to issue shares of preferred stock as soon as is reasonably practicable. The board of directors of the Company shall use its best efforts to (i) adopt a resolution setting forth such proposed amendment, declaring its advisability and calling a meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment, (ii) recommend to the stockholders the approval of such amendment and not change such recommendation subject to the directors' fiduciary duties, and (iii) following the approval of such amendment by the Company's stockholders, establish in accordance with the DGCL and the Company's amended certificate of incorporation and bylaws a separate series of the Company's preferred stock having the terms of the Preferred Stock.

         Section 4.6. No Registration or Listing of Shares.

                  (a) The shares of Common Stock or Preferred Stock (as the case may be) issuable on conversion will not be registered with any governmental authority or, in the case of Preferred Stock, listed on any exchange or trading system, and except as set forth in this Section 4.6, the Company shall have no obligation to register or, in the case of Preferred Stock, list such stock. The stock issued upon conversion of the Note shall bear a restrictive legend describing limitations of the transferability of such stock under the Securities Act and any other restrictions imposed by law or contract.

                  (b) The Holder shall be granted piggy back registration rights in the shares of Common Stock issuable upon conversion of this Note or the Preferred Stock, pursuant to the Registration Rights Agreement dated as of this date hereof between the Company and Holder.

         Section 4.7. Taxes and Charges. The issuance of certificates for stock upon the conversion of this Note shall be made without charge to the Holder for such certificates or for any tax in respect of the issuance of such certificates or the securities represented thereby, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the Note, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 4.8. Adjustments. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Company, or a sale by the Company of all or substantially all of its assets, or any distribution to stockholders other than a normal cash dividend, the Board of Directors of the Company shall make appropriate adjustment in the number and kind of shares into which this Note is convertible. Without the advance written approval of the Holder, the Company shall not authorize or issue, or obligate itself to issue, any capital stock of the Company for a price per share less than the then applicable Conversion Price, other than Common Stock issued to employees, directors, or consultants of the Company pursuant to a stock option plan, stock incentive plan, stock appreciation right, or other plan or arrangement in the ordinary course of the Company's business.

ARTICLE 5. MISCELLANEOUS.

         Section 5.1. Amendment. This Note may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof and thereof may be waived, only by a written instrument executed by the Holder and the Company.

         Section 5.2. Successors and Assigns.

                  (a) The rights and obligations of the Company and the Holder under this Note shall be binding upon, and inure to the benefit of, and be enforceable by, the Company and the Holder, and their respective permitted successors and assigns.

                  (b) The Holder may not sell, assign (by operation of law or otherwise), transfer, pledge, grant a security interest in, or otherwise dispose of this Note or any portion hereof or any rights or obligations hereunder unless (i) the Company has granted its prior written consent, and (ii) the Company shall have received a written opinion of counsel acceptable to the Company, addressed to the Company, to the effect that any such proposed transfer or other disposition complies with all applicable Federal and state securities laws; provided, that the written consent of the Company shall not be required for any sale, assignment, transfer or other disposition to Mark Salter or his spouse, parents, siblings or lineal descendants (by blood, marriage or adoption), or any trust, partnership, corporation, limited liability company or other similar entity solely for the benefit of Mark Salter or his spouse, parents, siblings or lineal descendants (by blood, marriage or adoption).

                  (c) The registered owner of this Note may be treated as the owner of it for all purposes.

         Section 5.3. Defenses. The obligations of the Company under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

         Section 5.4. Replacement of Note. Upon receipt by the Company of evidence, satisfactory to it, of the loss, theft, destruction, or mutilation of this Note and (in the cases of loss, theft or destruction) of any indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 5.4 shall be dated as of the date of this Note.

         Section 5.5. Attorneys' and Collection Fees. Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, the Company agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including reasonable attorney's fees and expenses, incurred by the Holder in collecting or enforcing this Note.

         Section 5.6. Governing Law. This Note and the validity and enforceability hereof shall be governed by and construed and interpreted in accordance with the laws of the State of Texas without giving effect to conflict of laws rules or choice of laws rules thereof.

         Section 5.7. Waivers. Except as may be otherwise provided herein, the makers, signers, sureties, guarantors and endorsers of this Note severally waive demand, presentment, notice of dishonor, notice of intent to demand or accelerate payment hereof, notice of acceleration, diligence in collecting, grace, notice, and protest, and agree to one or more extensions for any period or periods of time and partial payments, before or after maturity, without prejudice to the Holder.

         Section 5.8. No Waiver by Holder. No failure or delay on the part of the Holder in exercising any right, power or privilege hereunder and no course of dealing between the Company and the Holder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         Section 5.9. No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder

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by the Company, but will at times in good faith assist in the carrying out of all the provisions of this Note.

         Section 5.10. Limitation on Interest. Notwithstanding any other provision of this Note, interest on the indebtedness evidenced by this Note is expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the interest contracted for, charged or received by the Holder exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Holder shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Company to the Holder, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Company. In determining whether or not the interest paid or payable with respect to any indebtedness of the Company to the Holder, under any specific contingency, exceeds the highest lawful rate, the Company and the Holder shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of this Note and all other agreements between the Company and the Holder.

         Section 5.11. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         EXECUTED as of the date first written above.

                                         WESTECH CAPITAL CORP.

                                         By:  /s/ JOHN F. GARBER
                                             -----------------------------------
                                         Name:  John F. Garber
                                               ---------------------------------
                                         Title:  CFO
                                                --------------------------------

                                         SALTER FAMILY PARTNERS, LTD.

                                         By:  /s/ MARK M. SALTER
                                             -----------------------------------
                                         Name:  Mark M. Salter
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                    PIGGY-BACK REGISTRATION RIGHTS AGREEMENT

         This Piggy-Back Registration Rights Agreement (this "AGREEMENT") is made and entered into as of July 7, 2004 by and among Westech Capital Corp., a Delaware corporation (the "COMPANY"), and Salter Family Partners, Ltd. ("SALTER LTD.").

                                    RECITALS

         The Company has issued to Salter Ltd. a Subordinated Convertible Promissory Note, dated as of the date hereof, which may be converted by the holder thereof into shares of a series of preferred stock of the Company to be authorized and designated after the date hereof (the "PREFERRED STOCK"), or shares of Common Stock, par value $0.001 per share ("COMMON STOCK"), of the Company.

         The parties to this Agreement deem it in their best interests to set forth certain rights of the Holders (as defined below).

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

         SECTION 1. REGISTRATION RIGHTS.

                  1.1 DEFINITIONS. Terms defined in the Note and not otherwise defined in this Agreement are used in this Agreement with the same meaning as defined in the Note. As used in this Agreement, the following terms shall have the meanings set forth below:

                           "HOLDER" means the Salter Ltd., or any assignee of
record of any Registrable Securities to whom the rights under this Agreement have been duly assigned in accordance with this Agreement.

                           "INITIATING HOLDERS" means any Holder or Holders who
in the aggregate hold not less than fifty percent (50%) of the outstanding Registrable Securities.

                           "REGISTRABLE SECURITIES" means (a) all the shares of
Common Stock issued or issuable pursuant to the Note or upon conversion of any Preferred Stock and (b) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (a) above; excluding, in all cases, any securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement and any securities sold in a registered public offering under the Securities Act or sold pursuant to Rule 144 promulgated under the Securities Act. The Company shall not be obligated to register shares of Preferred Stock.

                           The terms "REGISTER," "REGISTRATION," and
"REGISTERED" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

                           "REGISTRATION EXPENSES" means all expenses incurred
in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel to the Holder.

                           "SEC" means the Securities and Exchange Commission.

                           "SECURITIES ACT" means the Securities Act of 1933.

                  1.2 PIGGYBACK REGISTRATIONS. If, at any time, the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration solely in connection with an employee benefit or stock ownership plan) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration (each, a "PIGGYBACK NOTICE"). Subject to Sections 1.2(a) and 1.2(b) below, the Company shall include in such registration all shares of Registrable Securities that Holders request the Company to include in such registration by written notice given to the Company within thirty (30) days after the date of sending of the Piggyback Notice.

                           (a)      Priority on Primary Registrations. If a
Piggyback Registration relates to an underwritten public offering of equity securities by the Company and the managing underwriters advise the Company in writing that in their opinion marketing factors require a limitation of the number of securities to be included in such registration, the Company shall include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders on the basis of the number of shares of Registrable Securities requested to be included by each such Holder, and (iii) third, other securities requested to be included in such registration.

                           (b)      Priority on Secondary Registrations. If a
Piggyback Registration relates to an underwritten public offering of equity securities by holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion marketing factors require a limitation of the number of securities to be included in such registration, the Company shall include in such registration (i) first, the securities requested to be included in such registration by the holders requesting such registration,
(ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder, and (iii) third, other securities requested to be included in such registration.

                  1.3 REGISTRATION PROCEDURES. Whenever required to effect the registration of any Registrable Securities

                           (b)      Furnish to the Holders such number of copies
of a prospectus, including a preliminary prospectus, and each amendment and supplement to any such prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                           (c)      Notify each Holder of Registrable Securities
covered by such registration statement, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances then existing.

                           (d)      Cause all such Registrable Securities
registered pursuant to such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                           (e)      Provide a transfer agent and registrar for
all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                           (f)      Permit any holder of Registrable Securities
that might be deemed, in the sole and exclusive judgment of such holder, to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion in such registration or comparable statement of material, furnished to the Company in writing, that in the reasonable judgment of such holder and his, her, or its counsel should be included.

                  1.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification, or compliance pursuant to Section 1.2 of this Agreement shall be borne by the Company. All underwriting discounts, selling commissions, and stock transfer taxes relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the holders of such securities (including fees and disbursements of counsel to the Holder).

                  1.5 INDEMNIFICATION. If any Registrable Securities are included in a registration statement under Section 1.2:

                           (a)      By the Company. To the extent permitted by
law, the Company shall indemnify and hold harmless each Holder, the partners, officers, and directors of each Holder, any underwriter (as defined in the Securities Act) for a Holder, and each person, if any, who controls a Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), against any losses, claims, damages, or liabilities

(joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect of such losses, claims, damages, or liabilities) arise out of or are based upon any of the following statements, omissions, or violations (collectively, "VIOLATIONS" and, individually, a "VIOLATION"):

                                    (i)      any untrue statement or alleged
         untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in such registration statement or any amendments or supplements to such registration statement;

                                    (ii)     the omission or alleged omission to
         state in any such registration statement a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement not misleading; or

                                    (iii)    any violation or alleged violation
         by the Company of the Securities Act, the Exchange Act, any federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company shall reimburse each such Holder, partner, officer, director, underwriter, or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided that the indemnity agreement contained in this Section 1.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent (and only to the extent) that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter, or controlling person of such Holder.

                           (b)      By Selling Holders. To the extent permitted
by law, each selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors, or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter, or other such Holder, partner, director, officer, or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect to such losses, claims, damages, or liabilities) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter, or other Holder, partner, officer, director, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided that the indemnity agreement contained in this Section 1.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, nor shall the total amounts payable in indemnity by a Holder under this Section 1.5(b) in respect of any Violation exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                           (c)      Notice. Promptly after receipt by an
indemnified party under this Section 1.5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect of such action is to be made against any indemnifying party under this Section 1.5, deliver to the indemnifying party a written notice of the commencement of such action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action with counsel mutually satisfactory to the parties; provided that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to the indemnifying party's ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.5, but the omission so to deliver written notice to the indemnifying party shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 1.5.

                           (d)      Defect Eliminated in Final Prospectus. The
foregoing indemnity agreements of the Company, the Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim, or damage at or prior to the time such action is required by the Securities Act.

                           (e)      Contribution. In order to provide for just
and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 1.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.5 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.5, then, and in each such case, the Company and such Holder shall contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided that, in any such case, (A) no such Holder shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                           (f)      Survival. The obligations of the Company and
the Holders under this Section 1.5 shall survive the completion of any offering of Registrable Securities in a registration statement and shall survive the termination of this Agreement.

         SECTION 2. ASSIGNMENT AND AMENDMENT.

                  2.1 ASSIGNMENT OF REGISTRATION RIGHTS. Notwithstanding anything in this Agreement to the contrary, the registration rights of a Holder under Section 1 of this Agreement may be assigned only to (a) a party who acquires no less than 10,000 shares of Registrable Securities; (b) any partner or retired partner of any Holder; or (c) any family member of, or trust for the benefit of, any individual Holder; provided that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned, and that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 2.

                  2.2 AMENDMENT OF RIGHTS. Any provision of this Agreement may be amended and the observance of such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders (and/or any of their permitted successors or assigns) holding a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.2 shall be binding upon each Holder, each permitted successor or assignee of such Holder and the Company.

         SECTION 3. GENERAL PROVISIONS.

                  3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement.

                  3.2 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.

                  3.3 GOVERNING LAW. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, excluding that body of law relating to conflict of laws.

                  3.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts (including, without limitation, facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  3.5 HEADINGS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits, and schedules shall, unless otherwise provided, refer to sections and paragraphs of this Agreement and exhibits and schedules attached to this Agreement, all of which exhibits and schedules are incorporated in this Agreement by this reference.

                  3.6 COSTS AND ATTORNEYS' FEES. If any action, suit, or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated under this Agreement, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit, or other proceeding, including any and all appeals or petitions from any such action, suit, or other proceeding.

                  3.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                  3.8 ENTIRE AGREEMENT. This Agreement, together with all exhibits and schedules to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties with respect to the subject matter of this Agreement.

                  3.9 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence in any such breach or default, or of or in any similar breach or default occurring after such breach or default; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after such breach or default. Any waiver, permit, consent, or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

                            [Signature Pages Follow]

            IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

                                         WESTECH CAPITAL CORP.

                                         By:  /s/ JOHN F. GARBER
                                            ----------------------------------
                                         Name:  John F. Garber
                                         Title: CFO

                                         SALTER FAMILY PARTNERS, LTD.

                                         By: Mark Salter, its general partner

                                         By:  /s/ MARK SALTER
                                            ----------------------------------
                                         Name:  Mark Salter
                                         Title:

                                SIGNATURE PAGE TO
                    PIGGY-BACK REGISTRATION RIGHTS AGREEMENT